Exhibit 10.3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT TO SERVICE AGREEMENT, July 1, 2026 - November 15, 2027

CIC and Client hereby agree to supplement the Service Agreement as follows:

Section 1. License

Notwithstanding the final sentence of Section 1, the parties agree that Client will have a license to use and occupy the Space as provided in Section 2 below from July 1, 2026 - November 15, 2027 [the Term].

This Space-Specific Amendment replaces the amendments executed by Client previous to the signing of this document, which the parties agree is now null and void.

As this is a fixed term agreement, you will be responsible for payment of your fees for your term, even if you choose to vacate your space before the end of your term. Exceptions to this may only be made by mutual agreement in writing signed by both parties.

If Client occupies any other part of any CIC Premises beyond the Space listed in Section 2 during the Term or the 12 month extension terms, such occupancy will not be subject to the amended termination rights as set forth herein.

Section 2. Space and Services

The below Spaces are included in this Term:

LAB RESERVATION	MARKET RATE MONTHLY FEES	[***] Off Proposal	LAB + OFFICE KEYCARDS
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

SERVICE AGREEMENT

Amendment

CIC Service Agreement

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
TOTAL PROPOSED WORKSPACE FEES:		$348,530.70

SERVICE AGREEMENT

Amendment

CIC Service Agreement

Section 3. Fees and Payments

The parties agree that the monthly fees associated with the Spaces listed in Section 2 shall be a [***]reduction from the rate listed in the Section 2 table. If the client terminates the agreement before the Term expires, they are obligated to pay [***] of the remaining value for the uncompleted period. Any additional spaces added during the Term will also include the [***]price reduction from market rate, but those spaces will remain on CIC’s standard [***] day notice for offices and [***] days notice for labs. [***].

SERVICE AGREEMENT

Amendment

CIC Service Agreement

During the Term, this amendment supplements the third paragraph of Section 6 ("Fees and Payments") of the Service Agreement by providing Client with an opportunity for deferral and possible forgiveness of price adjustments otherwise permitted under Section 6.

All other terms of the Service Agreement, including without limitation Section 1 ("License"), remain unchanged.

Name of Licensee legal entity: Cabaletta Bio CIC Innovation Communities, LLC (“CIC”)

Licensee Federal Tax ID#: 82-1685768

(If left blank, agreement becomes personal obligation of signer)

Signature: /s/ Anup Marda Signature: /s/ Sarajane Blair

Name of Authorized Signer: Anup Marda Officer's Name: Sarajane Blair

5/19/26

Title: CFO Title: General Manager

DATE: 18 May 2026 | 1:44:09 PM PDF DATE: